Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:
Mark C. Layton	Todd Fromer / Garth Russell
Chief Executive Officer	Investor Relations
or Thomas J. Madden	KCSA Strategic Communications
Chief Financial Officer	(212) 896-1215 / (212) 896-1250
(972) 881-2900	tfromer@kcsa.com / grussell@kcsa.com
PFSweb Reports Strong Growth in its First Quarter 2011 Results
– – –
First Quarter Service Fee Revenue Increases 18% Year-over-year
PLANO, Texas, May 11, 2011 — PFSweb, Inc. (Nasdaq: PFSW), an international business process outsourcing services provider of end-to-end web commerce solutions, today announced its financial results for the three months ended March 31, 2011.
Mark Layton, Chairman and Chief Executive Officer of PFSweb, stated, “We are off to a strong start in 2011, building positive momentum with new and existing client programs. This is reflected in our year-over-year revenue growth for the first quarter of 2011, including an 18% increase in Service Fee revenue, which is primarily attributable to the ongoing ramp up of new client relationships implemented in 2010 and 2011.
“We have also remained busy marketing our services to new clients, signing three new or expanded client agreements thus far in 2011, which, along with several other clients signed in late 2010, are targeted to be fully implemented later this year. We are also nearing execution on several additional new client contracts. These recent client wins primarily operate in three industries where the manufacturer focus has increasingly been shifting towards direct-to-consumer web commerce, including the exciting trends in consumer packaged goods (CPG), fashion and health and beauty industries. We continue to see strong demand for PFSweb’s End2End eCommerce® solution. Our pipeline for potential new service fee business continues to exceed $50 million in annual service fee revenue, based on current client projections.”
Summary of consolidated results for the first quarter ended March 31, 2011:
•	Total revenue increased 6.1% to $72.4 million for the first quarter of 2011 compared to $68.2 million for first quarter of 2010;

•	Service Fee revenue increased more than 18% to $18.9 million, compared with $16.0 million for the same period in 2010;

•	Adjusted EBITDA (as defined) was $0.5 million versus $0.8 million for the first quarter of 2010;

•	Net loss was $2.3 million, or $0.19 per basic and diluted share, compared to net loss of $1.2 million, or $0.12 per basic and diluted share, for the first quarter of 2010. Net loss for the first quarter of 2011 included a $0.6 million loss from discontinued operations related to eCOST.com (including certain costs associated with exiting the business), compared to a

$6,000 net loss from discontinued operations related to eCOST.com for the same period last year;

•	Non-GAAP net loss (as defined) was $1.4 million, or $0.11 per basic and diluted share, compared to a non-GAAP net loss of $1.1 million, or $0.11 per basic and diluted share, for the first quarter of 2010;

•	Total cash, cash equivalents and restricted cash was $19.8 million as of March 31, 2011 compared to $20.3 million as of December 31, 2010.
“Our bottom-line results for the first quarter of 2011 reflect an increase in costs associated with strategic investments to support our targeted growth of our business, including investments in technology development, operational and support management and sales and marketing expenses. Additionally, we have recently made further investments with the addition of a new ‘Food Grade’ distribution facility in Memphis to support specific facility requirements for certain new clients in the CPG industry. We also plan to expand our distribution operations in Belgium to support current and potential growth across Europe, and to make additions to certain of our call centers, which will provide us with better flexibility to react to changes in client demands. We continue to target service fee revenue growth of 20% and an Adjusted EBITDA of $6 million to $7 million in 2011,” concluded Mr. Layton.
As previously reported, in February 2011, the Company made the strategic decision to divest the eCOST.com business. As a result of this divestiture, the Company has reported certain financial results as “discontinued operations” in the periods presented.
Conference Call Information
Management will host a conference call at 11:00 am Eastern Time (10:00 am Central Time) on Wednesday, May 11, 2011, to discuss the latest corporate developments and results. To listen to the call, please dial (888) 562-3356 and enter the pin number 62638305 at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company’s website, www.pfsweb.com. Please allow extra time prior to the call to visit the site and download any necessary audio software.
A digital replay of the conference call will be available through June 11, 2011 at (800) 642-1687, pin number 62638305. The replay also will be available at the Company’s website for a limited time.
Non-GAAP Financial Measures
This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA.
Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense and loss from discontinued operations.
EBITDA represents earnings (or losses) before loss from discontinued operations, interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation.

Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation and loss from discontinued operations and EBITDA and Adjusted EBITDA further eliminate the effect of financing, income taxes, and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance.
PFSweb believes these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.
About PFSweb, Inc.
PFSweb develops and deploys comprehensive end-to-end eCommerce solutions for Fortune 1000, Global 2000 and brand name companies, including interactive marketing services, global fulfillment and logistics and high-touch customer care. The company serves a multitude of industries and company types, including such clients as P&G, LEGO, Carter’s, Lucky Brand Jeans, Juicy Couture, Kensie, Monet, kate spade new york, AAFES, Riverbed, InfoPrint Solutions Company, Hawker Beechcraft Corp., Roots Canada Ltd. and Xerox.
To find out more about PFSweb, Inc. (NASDAQ: PFSW), visit the company’s website at http://www.pfsweb.com.
The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2010 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual and Quarterly Reports and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.
(Tables Follow)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations (A)
(In Thousands, Except Per Share Data)

	Three Months Ended
	March 31,
	2011	2010
REVENUES:
Product revenue, net	$45,283	$45,622
Service fee revenue	18,900	15,979
Pass-thru revenue	8,206	6,634

Total revenues	72,389	68,235

COSTS OF REVENUES:
Cost of product revenue	42,466	42,362
Cost of service fee revenue	13,783	11,454
Cost of pass-thru revenue	8,206	6,634

Total costs of revenues	64,455	60,450

Gross profit	7,934	7,785
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,288	8,608

Loss from operations	(1,354)	(823)
INTEREST EXPENSE, NET	191	254

Loss before income taxes	(1,545)	(1,077)
INCOME TAX PROVISION	135	126

LOSS FROM CONTINUING OPERATIONS	(1,680)	(1,203)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	(603)	(6)

NET LOSS	$(2,283)	$(1,209)

NON-GAAP LOSS	$(1,370)	$(1,107)

NET LOSS PER SHARE:
Basic and Diluted	$(0.19)	$(0.12)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic and Diluted	12,268	9,936

EBITDA	$141	$731

ADJUSTED EBITDA	$451	$827

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2010.

PFSweb, Inc. and Subsidiaries
Reconciliation of certain Non-GAAP Items to GAAP
(In Thousands, Except Per Share Data)

	Three Months Ended
	March 31,
	2011	2010
NET LOSS	$(2,283)	$(1,209)
Loss from discontinued operations, net of tax	603	6
Income tax expense	135	126
Interest expense	191	254
Depreciation and amortization	1,495	1,554

EBITDA	$141	$731
Stock-based compensation	310	96

ADJUSTED EBITDA	$451	$827

	Three Months Ended
	March 31,
	2011	2010
NET LOSS	$(2,283)	$(1,209)
Loss from discontinued operations, net of tax	603	6
Stock-based compensation	310	96

NON-GAAP LOSS	$(1,370)	$(1,107)

NET LOSS PER SHARE:
Basic and Diluted	$(0.19)	$(0.12)

NON-GAAP LOSS Per Share:
Basic and Diluted	$(0.11)	$(0.11)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Balance Sheets
(In Thousands, Except Share Data)

	March 31,	December 31,
	2011	2010
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$18,830	$18,430
Restricted cash	947	1,853
Accounts receivable, net of allowance for doubtful accounts of $752 and $754 at March 31, 2011 and December 31, 2010, respectively	41,336	41,438
Inventories, net of reserves of $1,618 and $1,561 at March 31, 2011 and December 31, 2010, respectively	32,511	35,161
Assets of discontinued operations	—	2,776
Other receivables	13,732	14,539
Prepaid expenses and other current assets	3,801	3,580

Total current assets	111,157	117,777

PROPERTY AND EQUIPMENT, net	9,432	9,124
ASSETS OF DISCONTINUED OPERATIONS	—	1,126
OTHER ASSETS	2,080	2,203

Total assets	122,669	130,230

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$20,404	$18,320
Trade accounts payable	46,698	55,692
Deferred revenue	4,979	5,254
Accrued expenses	17,313	15,870

Total current liabilities	89,394	95,136

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	1,249	2,136
OTHER LIABILITIES	3,991	3,608

Total liabilities	94,634	100,880

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 37,300,000 shares authorized; 12,299,243 and 12,255,064 shares issued at March 31, 2011 and December 31, 2010, respectively; and 12,280,882 and 12,236,703 outstanding as of December 31, 2010 and December 31, 2009, respectively	12	12
Additional paid-in capital	101,602	101,229
Accumulated deficit	(75,615)	(73,332)
Accumulated other comprehensive income	2,121	1,526
Treasury stock at cost, 18,361 shares	(85)	(85)

Total shareholders’ equity	28,035	29,350

Total liabilities and shareholders’ equity	$122,669	$130,230

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Statements of Operations
For the Three Months Ended March 31, 2011
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$45,283	$—	$—	$45,283
Service fee revenue	18,900	—	—	—	18,900
Service fee revenue — affiliate	1,664	—	—	(1,664)	—
Pass-thru revenue	8,206	—	—		8,206

Total revenues	28,770	45,283	—	(1,664)	72,389

COSTS OF REVENUES:
Cost of product revenue	—	42,466	—	—	42,466
Cost of service fee revenue	14,348	—	—	(565)	13,783
Cost of pass-thru revenue	8,206	—	—	—	8,206

Total costs of revenues	22,554	42,466	—	(565)	64,455

Gross profit	6,216	2,817	—	(1,099)	7,934
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	8,215	2,172	—	(1,099)	9,288

Income (loss) from operations	(1,999)	645	—	—	(1,354)
INTEREST EXPENSE (INCOME), NET	(55)	246	—	—	191

Income (loss) before income taxes	(1,944)	399	—	—	(1,545)
INCOME TAX PROVISION (BENEFIT)	(25)	160	—	—	135

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,919)	239	—	—	(1,680)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(603)		(603)

NET INCOME (LOSS)	$(1,919)	$239	$(603)	$—	$(2,283)

NON-GAAP NET INCOME (LOSS)	$(1,609)	$239	$—	$—	$(1,370)

EBITDA	$(511)	$652	$—	$—	$141

ADJUSTED EBITDA	$(201)	$652	$—	$—	$451

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,919)	$239	$(603)	$—	(2,283)
Loss from discontinued operations, net of tax	—	—	603	—	603
Income tax expense (benefit)	(25)	160	—	—	135
Interest expense (income)	(55)	246	—	—	191
Depreciation and amortization	1,488	7	—	—	1,495

EBITDA	$(511)	$652	$—	$—	$141
Stock-based compensation	310	—	—	—	310

ADJUSTED EBITDA	$(201)	$652	$—	$—	$451

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,919)	$239	$(603)	$—	$(2,283)
Loss from discontinued operations, net of tax	—	—	603	—	603
Stock-based compensation	310	—	—	—	310

NON-GAAP NET INCOME (LOSS)	$(1,609)	$239	$—	$—	$(1,370)

Note: Business and Retail Connect includes our Supplies Distributors and PFS Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFS Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Statements of Operations
For the Three Months Ended March 31, 2010
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$45,622	$—	$—	$45,622
Service fee revenue	15,979	—	—	—	15,979
Service fee revenue — affiliate	1,700	—	—	(1,700)	—
Pass-thru revenue	6,637	—	—	(3)	6,634

Total revenues	24,316	45,622	—	(1,703)	68,235

COSTS OF REVENUES:
Cost of product revenue	—	42,362	—	—	42,362
Cost of service fee revenue	12,101	—	—	(647)	11,454
Cost of pass-thru revenue	6,637	—	—	(3)	6,634

Total costs of revenues	18,738	42,362	—	(650)	60,450

Gross profit	5,578	3,260	—	(1,053)	7,785
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	7,400	2,261	—	(1,053)	8,608

Income (loss) from operations	(1,822)	999	—	—	(823)
INTEREST EXPENSE (INCOME), NET	(56)	310	—	—	254

Income (loss) before income taxes	(1,766)	689	—	—	(1,077)
INCOME TAX PROVISION (BENEFIT)	(130)	256	—	—	126

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,636)	433	—	—	(1,203)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(6)		(6)

NET INCOME (LOSS)	$(1,636)	$433	$(6)	$—	$(1,209)

NON-GAAP NET INCOME (LOSS)	$(1,540)	$433	$—	$—	$(1,107)

EBITDA	$(276)	$1,007	$—	$—	$731

ADJUSTED EBITDA	$(180)	$1,007	$—	$—	$827

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,636)	$433	$(6)	$—	(1,209)
Loss from discontinued operations, net of tax	—	—	6	—	6
Income tax expense (benefit)	(130)	256	—	—	126
Interest expense (income)	(56)	310	—	—	254
Depreciation and amortization	1,546	8	—	—	1,554

EBITDA	$(276)	$1,007	$—	$—	$731
Stock-based compensation	96	—	—	—	96

ADJUSTED EBITDA	$(180)	$1,007	$—	$—	$827

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,636)	$433	$(6)	$—	$(1,209)
Loss from discontinued operations, net of tax	—	—	6	—	6
Stock-based compensation	96	—	—	—	96

NON-GAAP NET INCOME (LOSS)	$(1,540)	$433	$—	$—	$(1,107)

Note: Business and Retail Connect includes our Supplies Distributors and PFS Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFS Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of March 31, 2011
(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$14,034	$4,796	$—	$18,830
Restricted cash	138	809	—	947
Accounts receivable, net	20,179	21,488	(331)	41,336
Inventories, net	—	32,511	—	32,511
Other receivables	—	13,732	—	13,732
Prepaid expenses and other current assets	2,151	1,650	—	3,801

Total current assets	36,502	74,986	(331)	111,157

PROPERTY AND EQUIPMENT, net	9,303	129	—	9,432
RECEIVABLE/INVESTMENT IN AFFILIATES	14,960	—	(14,960)	—
OTHER ASSETS	1,903	177	—	2,080

Total assets	62,668	75,292	(15,291)	122,669

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,781	$11,623	$—	$20,404
Trade accounts payable	5,123	41,906	(331)	46,698
Accrued expenses	14,703	7,589	—	22,292

Total current liabilities	28,607	61,118	(331)	89,394

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	1,179	70	—	1,249
PAYABLE TO AFFILIATES	—	22,745	(22,745)	—
OTHER LIABILITIES	3,991	—	—	3,991

Total liabilities	33,777	83,933	(23,076)	94,634

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	12	19	(19)	12
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	101,602	28,059	(28,059)	101,602
Retained earnings (accumulated deficit)	(74,766)	(40,314)	39,465	(75,615)
Accumulated other comprehensive income	2,128	2,595	(2,602)	2,121
Treasury stock	(85)	—	—	(85)

Total shareholders’ equity	28,891	(8,641)	7,785	28,035

Total liabilities and shareholders’ equity	$62,668	$75,292	$(15,291)	$122,669

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of December 31, 2010
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,471	$3,110	$1,849	$—	$18,430
Restricted cash	777	884	192	—	1,853
Accounts receivable, net	21,234	19,524	987	(307)	41,438
Inventories, net	—	35,161	—	—	35,161
Assets of discontinued operations	—	—	2,776	—	2,776
Other receivables	—	13,822	717	—	14,539
Prepaid expenses and other current assets	2,006	1,469	105	—	3,580

Total current assets	37,488	73,970	6,626	(307)	117,777

PROPERTY AND EQUIPMENT, net	8,861	22	241	—	9,124
RECEIVABLE/INVESTMENT IN AFFILIATES	14,255	—	—	(14,255)	—
ASSETS OF DISCONTINUED OPERATIONS	—	—	1,126	—	1,126
OTHER ASSETS	2,013	—	190	—	2,203

Total assets	62,617	73,992	8,183	(14,562)	130,230

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,332	$9,953	$35	$—	$18,320
Trade accounts payable	6,356	44,896	4,747	(307)	55,692
Accrued expenses	12,994	6,260	1,870	—	21,124

Total current liabilities	27,682	61,109	6,652	(307)	95,136

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,031	—	105	—	2,136
PAYABLE TO AFFILIATES	—	4,255	18,490	(22,745)	—
OTHER LIABILITIES	3,608	—	—	—	3,608

Total liabilities	33,321	65,364	25,247	(23,052)	100,880

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	12	—	19	(19)	12
Capital contributions	—	1,000	—	(1,000)	—
Additional paid-in capital	101,229	—	28,059	(28,059)	101,229
Retained earnings (accumulated deficit)	(73,387)	5,410	(45,148)	39,793	(73,332)
Accumulated other comprehensive income	1,527	2,218	6	(2,225)	1,526
Treasury stock	(85)	—	—	—	(85)

Total shareholders’ equity	29,296	8,628	(17,064)	8,490	29,350

Total liabilities and shareholders’ equity	$62,617	$73,992	$8,183	$(14,562)	$130,230

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